Cost of revenue	12 Months Ended
Mar. 31, 2025
Cost Of Revenue
Cost of revenue

15.	Cost of revenue

Cost of revenue consisted of the following:

	For the years ended March 31,
	2025	2024	2023
Amortization expenses	$—	$38,183	$32,882
Employee compensation	180,331	96,913	146,602
Employee benefit expenses	10,990	9,366	10,281
Other	3,261	1,291	68
Cost of revenue – Continuing operations	$194,582	$145,753	$189,833

Cost of revenue – Discontinued operations	1,397,635	1,683,916	27,111,057